                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): September 15, 2002

                            SLM FUNDING CORPORATION
                            -----------------------
               formerly known as SALLIE MAE FUNDING CORPORATION
            (Exact name of registrant as specified in its charter)

(Originator of the Sallie Mae Student Loan Trust 1995-1,    the SLM Student Loan Trust 1999-3,
           the Sallie Mae Student Loan Trust 1996-1,        the SLM Student Loan Trust 2000-1,
           the SLM Student Loan Trust 1996-2,               the SLM Student Loan Trust 2000-2,
           the SLM Student Loan Trust 1996-3,               the SLM Student Loan Trust 2000-3,
           the SLM Student Loan Trust 1996-4,               the SLM Student Loan Trust 2000-4,
           the SLM Student Loan Trust 1997-1,               the SLM Student Loan Trust 2001-1,
           the SLM Student Loan Trust 1997-2,               the SLM Student Loan Trust 2001-2,
           the SLM Student Loan Trust 1997-3,               the SLM Student Loan Trust 2001-3,
           the SLM Student Loan Trust 1997-4,               the SLM Student Loan Trust 2001-4,
           the SLM Student Loan Trust 1998-1,               the SLM Student Loan Trust 2002-1,
           the SLM Student Loan Trust 1998-2,               the SLM Student Loan Trust 2002-2,
           the SLM Student Loan Trust 1999-1,               the SLM Student Loan Trust 2002-3,
           the SLM Student Loan Trust 1999-2,               the SLM Student Loan Trust 2002-4, and
                                                            the SLM Student Loan Trust 2002-5.

  Delaware           33-95474/333-2502/333-24949/333-44465/      23-2815650
  --------           --------------------------------------      ----------
(State or other          333-30932/333-68660/333-97247       (I.R.S. employer
Jurisdiction of                 ---------                    Identification No.)
Incorporation)                  (Commission File
                                    Numbers)

                          304 South Minnesota Street
                          Suite B
                          Carson City, Nevada 89706
                   ----------------------------------------
                   (Address of principal executive offices)

                  Registrant's telephone number: (775) 884-4179


                                  Page 1 of 4
                        Exhibit Index appears on Page 4

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Item 5. Other Events.

     On September 15, 2002,

          o    the Sallie Mae Student Loan 2002-4 made its first

     regular quarterly distribution of funds to holders of its Floating Rate Student Loan-Backed Notes. The trust also distributed its Quarterly Servicing Reports dated as of September 15, 2002, filed herewith as an Exhibit to this Form 8-K, to its Noteholders of record.

     The Registrant is filing the Quarterly Servicing Reports reflecting each Trust's activities for the period ended September 15, 2002.


                                   Page 2 of 4
                         Exhibit Index appears on Page 4

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Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

      (c) Exhibits

             19.1 Quarterly Servicing Reports

                                  Page 3 of 4
                        Exhibit Index appears on Page 4

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 20, 2002

                                          SLM FUNDING CORPORATION


                                          By: /s/ J. LANCE FRANKE
                                              ---------------------------
                                          Name: J. Lance Franke
                                          Title: Chief Financial Officer


                                INDEX TO EXHIBIT


Exhibit
Number     Exhibit
------     -------
19.1       Quarterly Servicing Reports

                                   Page 4 of 4
                        Exhibit Index appears on Page 4